Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of Mallinckrodt plc ("the Company") hereby certify to their knowledge that the Company's annual report on Form 10-K for the annual period ended September 25, 2015 ("the Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Mark C. Trudeau
Mark C. Trudeau
President and Chief Executive Officer

November 24, 2015

By:	/s/ Matthew K. Harbaugh
Matthew K. Harbaugh
Senior Vice President and Chief Financial Officer

November 24, 2015